                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


       Date of Report (Date of earliest event reported): October 20, 2004

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     1-12387              76-0515284
(State or other jurisdiction of     (Commission File     (I.R.S. Employer of
incorporation or organization)          Number)            Incorporation
                                                         Identification No.)


  500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                  60045
     (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (847) 482-5000




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER INFORMATION.

         On October 20, 2004, Tenneco Automotive announced its results of operations for the third quarter of 2004. Exhibit 99.1 to this Form 8-K report presents the company's consolidated statements of income for the quarter and year-to-date period ended September 30, 2004 and the balance sheets and statements of cash flows for the quarter ended September 30, 2004, as released by the company on October 20, 2004, and such Exhibit is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.      Description

99.1 Tenneco Automotive Inc.'s consolidated statements of income for the quarter and year-to-date period ended September 30, 2004 and the balance sheets and statements of cash flows for the quarter ended September 30, 2004, as released by the company on October 20, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TENNECO AUTOMOTIVE INC.


Date: October 20, 2004                        By:  /s/ Kenneth R. Trammell
                                                   -----------------------------
                                                   Kenneth R. Trammell
                                                   Senior Vice President and
                                                   Chief Financial Officer